1933 Act Registration No. 33-82056

                                              1940 Act Registration No. 811-8662

             As filed with the Securities and Exchange Commission on
                                April 18, 1997.
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 4 X

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 5 X

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
               (Exact name of registrant as specified in charter)


                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 734-5721

                              WOODROW E. ENO, ESQ.
             Senior Vice President, Secretary and General Counsel of
                          AID ASSOCIATION FOR LUTHERANS
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offerings:  Continuous

It is proposed that this filing will become effective:

                   immediately upon filing pursuant to paragraph (b):
                 X on May 1, 1997 pursuant to paragraph (b)
                   60 days after filing pursuant to paragraph  (a)(1)
                   on (date)  pursuant  to  paragraph  (a)(1)
                   75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number or amount of its securities of each of its five series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice on February 28, 1997.

                   THE AAL VARIABLE PRODUCT SERIES FUND, INC.
                              CROSS REFERENCE SHEET

Pursuant to Rule 495 under the Securities Act of 1933 indicating the location of the information called for by the Items of Parts A and B of Form N-1A.

Item No.      Caption                                          Location
Part A
1.            Cover Page                                       Cover Page
2.            Synopsis                                         Introduction
3.            Condensed Financial Information                  Financial Highlights; Introduction
4.            General Description of Registrant,               Cover Page; Introduction; Investment
                Depositor, and Portfolio Companies             Objectives and Policies; Other Investment
                                                               and Risk Factors Regarding the Portfolios
5.            Management of the Fund                           Management of the Fund
5A.           Management's Discussion of Fund                  Annual Report
                Performance
6.            Capital Stock and Other Securities               Description of Shares; Shareholder
                                                               Inquiries; Dividends, Distributions and
                                                               Taxes
7.            Purchase of Securities Being Offered             Purchase and Redemption of Shares;
                                                               Net Asset Value
8.            Redemption or Repurchase                         Purchase and Redemption of Shares;
                                                               Other Investment and Risk Factors
                                                               Regarding The PortfoliosCRepurchase
                                                               Agreements and Borrowing
9.            Pending Legal Proceedings                        Not applicable

Part B
10.           Cover Page                                       Cover Page
11.           Table of Contents                                Table of Contents
12.           General Information and History                  Not Applicable
13.           Investment Objectives and Policies               Introduction; Investment Techniques;
                                                               Options and Futures; Investment
                                                               Restrictions
14.           Management of the Fund                           Management of the FundCBoard of
                                                               Directors and Executive Officers
15.           Control Persons and Principal                    Management of the FundCPrincipal
                Holders of Securities                          Holders of Securities
16.           Investment Advisory and Other Services           Management of the FundCThe
                                                               Investment Adviser; Management of the
                                                               FundCCustodian, Transfer Agent and
                                                               Independent Auditors for the Fund
17.           Brokerage Allocation and Other                   Portfolio Transactions
                Practices
18.           Capital Stock and Other Securities               Not applicable
19.           Purchase, Redemption and Pricing of              Purchases and Redemptions; Pricing
                Securities Being Offered                       Considerations
20.           Tax Status                                       Dividends and Distributions
21.           Underwriters                                     Not applicable
22.           Calculation of Performance Data                  Calculation of Yield and Total
                                                               Return
23.           Financial Statements                             Financial Statements

Part C
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                             4321 North Ballard Road
                            Appleton Wisconsin, 54919
                                 (414) 734-5721
                                   Prospectus
                                   May 1, 1997

The AAL Variable Product Series Fund, Inc. (the "Fund") is a corporation organized on June 14, 1994, under the laws of the State of Maryland. It is a registered, diversified, open-end investment company.

The  Fund   presently   consists   of  five   separate   investment   portfolios
("Portfolios"). The Portfolios' names and objectives are as follows:

The AAL Variable Product Money Market Portfolio seeks to provide maximum current income to the extent consistent with liquidity and a stable net asset value of $1.00 per share by investing in a diversified portfolio of high-quality, short-term money market instruments. An investment is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share.

The AAL Variable Product Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.

The AAL Variable Product Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock, Bond and Money Market Portfolios, respectively.

The AAL Variable Product Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in common stocks included in the Index.

The AAL Variable Product Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Wilshire Small Cap Index by investing primarily in common stocks included in the index.


This prospectus provides purchasers of variable annuity certificates with basic information they should know before allocating premium payments to the Fund. The purchaser should read it and keep it for future reference. A Statement of Additional Information, dated May 1, 1997 ("SAI"), containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus in its entirety. A copy of the SAI may be obtained without charge by calling or writing the Fund at the AAL Variable Annuity Service Center, P.O. Box 419108, Kansas City, Missouri 64141-6108 or telephone number 800-778-1762.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                             TABLE OF CONTENTS

                                                                           Page

INTRODUCTION...................................................................

FINANCIAL HIGHLIGHTS...........................................................

INVESTMENT OBJECTIVES AND POLICIES.............................................
         The AAL Variable Product Money Market Portfolio.......................
         The AAL Variable Product Bond Portfolio...............................
         The AAL Variable Product Balanced Portfolio...........................
         The  AAL Variable Product Large Company Stock Portfolio...............
         The AAL Variable Product Small Company Stock Portfolio................

OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS.....................

MANAGEMENT OF THE FUND.........................................................

PURCHASE AND REDEMPTION OF SHARES..............................................

NET ASSET VALUE................................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................

PERFORMANCE INFORMATION........................................................

DESCRIPTION OF SHARES..........................................................

CUSTODIAN, TRANSFER AGENT AND INDEPENDENT AUDITORS.............................

SHAREHOLDER INQUIRIES..........................................................

INTRODUCTION

Shares of the Fund are currently sold only to the AAL Variable Annuity Account I (the "Variable Account") to fund benefits under certificates of membership and flexible premium deferred variable annuity (the "Certificates") issued by Aid Association for Lutherans ("AAL") and the Variable Account. The rights of the Variable Account as shareholder of the Fund should be distinguished from the rights of the Certificate Owners, which are described in the Certificates. A prospectus with respect to the variable annuity Certificates accompanies this prospectus and describes those rights in detail.

Certificates are available as a benefit to those eligible for membership in AAL and to employees of AAL and its subsidiaries and affiliated companies who reside in Wisconsin. AAL is a fraternal benefit society incorporated under the laws of the state of Wisconsin.

Each Certificate Owner allocates variable annuity premiums relating to his or her Certificate among five Subaccounts of the Variable Account or to a Fixed Account. Fixed Account premiums will be invested by AAL as part of the general account assets of AAL. The premiums allocated to the Subaccounts will be invested in corresponding Portfolios of the Fund. The prospectus for the Certificate describes the relationship between changes in the value of shares of each Fund Portfolio and changes in the value or benefits payable under the Certificate.

Performance results and financial statements of the Fund are included in the Fund's SAI. Performance information is also provided in this prospectus for the Standard & Poor's 500 Composite Stock Price Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index, since certain of the Portfolios seek to achieve investment results that approximate the performance of these indices. See "Performance Information." While this information may be helpful in evaluating a Portfolio and its investment objectives, past performance should not be regarded as a representation of future results of the Portfolios.

FINANCIAL HIGHLIGHTS


The following Financial Highlights table covers the Fund Portfolios for the periods shown. This information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon is contained in the Fund's SAI. The Financial Highlights should be read in conjunction with the Fund's audited financial statements, and notes thereto, which are contained in the Fund's SAI. The SAI may be obtained without charge, as indicated on page 1 of this prospectus. Additional information about the performance of the Fund and its Portfolios has been included in the Fund's annual report to shareholders, which may also be obtained upon request, without charge. The Financial Highlights presented herein are not necessarily indicative of future results.



                                      MONEY MARKET              BOND                       BALANCED
                                      PORTFOLIO                 PORTFOLIO                  PORTFOLIO

Periods Ended:                        1995        1996          1995         1996          1995         1996
------------------------------------------------------------------------------------------------------------------

 NET ASSET VALUE:  BEGINNING OF       $1.00       $1.00         $10.00       $10.23        $10.00        $10.92
 PERIOD...........................
 INCOME FROM INVESTMENT OPERATIONS:


 Net investment income                0.03        0.05          0.34         0.63          0.22          0.41

 Net realized and unrealized gains    0.00        0.00          0.23         (0.33)        0.92          1.05
 (losses) on investments

 Total From Investment Opertations    0.03        0.05          0.57         0.30          1.14          1.46

 LESS DISTRIBUTIONS:

 From net investment income           (0.03)      (0.05)        (0.34)       (0.63)        (0.21)        (0.41)

 From net realized capital gains      0.00        0.00          0.00         0.00          (0.01)        (0.01)

      TOTAL DISTRIBUTIONS             (0.03)      (0.05)        (0.34)       (0.63)        (0.22)        (0.42)

 Net increase (decrease) in net       0.00        0.00          0.23         (0.33)        0.92          1.04
 asset value......................

 Net Asset Value End of Period        1.00        1.00          10.23        9.90          10.92         11.96

 TOTAL RETURN (a)                     3.02%       5.23%         5.80%        3.10%         11.46%        13.65%

 NET ASSETS: END OF PERIOD........    $7,044,642  $17,125,033   $9,362,832   $17,666,369   $28,758,722   $126,517,669

 RATIOS/SUPPLEMENTAL DATA:
                                      0.35%       0.35%         0.35%        0.35%         0.35%         0.35%
 Ratio of expenses to average  net
 assets (b) (c)
 Ratio of net investment  income to   5.71%       5.10%         6.54%        6.51%         4.07%         3.89%
 average net assets (b) (c)

 Portfolio turnover rate              N/A         N/A           6.51%        11.65%        2.29%         5.43%

 Average commission rate paid (d)     N/A         N/A           N/A          N/A           $0.0400       $0.0400





                                      LARGE                     SMALL
                                      COMPANY                   COMPANY
                                      STOCK                     STOCK
                                      PORTFOLIO                 PORTFOLIO

Periods Ended:                        1995        1996          1995         1996
------------------------------------------------------------------------------------

NET ASSET VALUE:  BEGINNING OF        $10.00      $11.51        $10.00       $10.00
PERIOD...........................
INCOME FROM INVESTMENT OPERATIONS:


Net investment income                 0.11        0.23          0.08         0.12

Net realized and unrealized gains     1.52        2.34          0.99         1.86
(losses) on investments

Total From Investment Operations      1.63        2.57          1.07         1.98

LESS DISTRIBUTIONS:

From net investment income            (0.11)      (0.23)        (0.07)       (0.12)

From net realized capital gains       (0.01)      (0.02)        (0.01)       (0.31)

     TOTAL DISTRIBUTIONS              (0.12)      (0.25)        (0.08)       (0.43)

Net increase (decrease) in net        1.51        2.32          0.99         1.55
asset value......................

Net Asset Value End of Period         11.51       13.83         10.99        12.54

TOTAL RETURN (a)                      16.39%      22.47%        10.70%       18.19%

NET ASSETS, END OF PERIOD........     $23,138,378 $120,088,690  $15,665,864  $70,209,390

RATIOS/SUPPLEMENTAL DATA:
                                      0.35%       0.35%         0.35%        0.35%
Ratio of expenses to average  net
assets (b) (c)
Ratio of net investment  income to    2.27%       1.97%         1.43%        1.14%
average net assets (b) (c)

Portfolio turnover rate               0.47%       1.77%         2.85%        20.14%

Average commission rate paid (d)      $0.0400     $0.0400       $0.0400      $0.0400


(a)......Total  return  does not  reflect  expenses  that apply at the  Variable
Account level. Inclusion of these expenses would reduce the total return for the period shown. All of the Portfolios are reported as period-to-date cumulative total returns.


(b)......Calculated on an annualized basis.

(c)......Without  reimbursements,  the  above  ratios  would  have  been:


                                                                                                 LARGE             SMALL
                                      MONEY MARKET                                               COMPANY           COMPANY
                                      PORTFOLIO           BOND                BALANCED           STOCK             STOCK
                                                          PORTFOLIO           PORTFOLIO          PORTFOLIO         PORTFOLIO

Periods Ended:                        1995    1996        1995     1996       1995     1996      1995     1996     1995      1996

 Ratio of expenses to average net     1.40%   0.65%       1.25%    0.68%      1.15%    0.60%     1.26%    0.63%    1.37%     0.75%
 assets:
 Ratio of net investment income to    4.66%   4.80%       5.64%    6.18%      3.27%    3.65%     1.37%    1.69%    0.41%     0.74%
 average net assets:


(d)......Amounts  shown reflect the average  brokerage  commission  paid on each share of stock traded by the Portfolio during the period presented.

         INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Portfolios is a fundamental policy which cannot be changed without the vote of a majority of the outstanding shares of a Portfolio. Except as otherwise indicated in this prospectus or in the SAI, the investment policies of each Portfolio may be changed from time to time by the Board of Directors of the Fund.

The variable annuity premiums from each Certificate Owner are invested in the Variable Account in combination with those of many other Certificate Owners. The Portfolios provide diversification by investing the Variable Account's assets in the securities of different companies, government agencies, and other types of debt securities. The Portfolios furnish experienced management to select and monitor these investments. Each Certificate Owner has an indirect interest in each of the securities held by each Portfolio he or she selects. Certificate Owners are not "shareholders" of the Fund. Rather, the Variable Account of AAL is the shareholder, although it will generally pass through voting rights to the Certificate Owners.

Because the Portfolios invest in securities such as stocks and bonds, the yields and values of which fluctuate with market conditions, the value of shares in the Portfolios will rise and fall over time resulting in increases and decreases in the value of the Owner's Certificate. AAL (the "Adviser") is responsible for evaluating and selecting the securities held by the Portfolios and will use its professional expertise and experience to try to meet the Portfolios' objectives, although there can be no assurance that the Portfolios' objectives will be attained.

The AAL Variable Product Money Market Portfolio

Objective: This Portfolio seeks to provide maximum current income, to the extent consistent with liquidity and a stable net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

Policies: The Portfolio invests in a diversified portfolio of high-quality, short-term money market instruments, including:

          (1) Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of money market mutual funds that limit their investments to the foregoing securities. As to securities issued by U.S. government agencies and instrumentalities, the degree of government support for such securities may vary;

          (2) Certificates of deposit, bankers acceptances and similar obligations of U.S. banks, savings associations, foreign branches of U.S. banks, and domestic branches of foreign banks. Issuing banks must have total assets at the time of purchase in excess of $1 billion, and be members of the Federal Deposit Insurance Corporation;

          (3) Commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) in one of the two highest categories by a nationally recognized statistical rating organization, or, if unrated, issued by a corporation with outstanding short-term debt which has an equivalent or better rating at the time of investment;

          (4) Corporate obligations, including variable rate master notes, which, at the date of investment, are rated in one of the two highest categories by a nationally recognized statistical rating organization, or, if unrated, issued by a corporation with outstanding short-term debt which has an equivalent or better rating at the time of investment. Variable rate master notes are unsecured obligations, redeemable upon notice, that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements with the issuer;

          (5) Short-term Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks; and

          (6) Repurchase agreements that are collateralized by the securities listed in (1) and (2) above.

All of the Portfolio's investments will mature in 397 days or less and the Portfolio will maintain a dollar-weighted average portfolio maturity of not more than 90 days. In some instances, the Portfolio may purchase variable rate securities with actual maturities of 397 days or more, but only under conditions established by Securities and Exchange Commission rules that permit such securities to be considered to have maturities of less than 397 days. The yield on these securities varies in relation to changes in specific money market rates, such as the "Fed Funds Rate." These changes are reflected in adjustments to the yields of the variable rate securities, and different securities may have different adjustment rates.

A  description  of  the  ratings  provided  by  certain  nationally   recognized
statistical rating organizations (Moody's, Duff & Phelps and S&P) is included in "APPENDIX: SECURITIES RATINGS" in the SAI.

Investment Risks: While the value of securities held by the AAL Variable Product Money Market Portfolio may be less sensitive to interest rate changes, shareholders should recognize that in periods of declining interest rates, this Portfolio's yield may tend to be somewhat higher than prevailing money market rates, and in periods of rising interest rates, this Portfolio's yield may tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to this Portfolio from the continuous sales of its shares may be invested in portfolio instruments producing lower yields than the balance of its portfolio investments, thereby somewhat reducing its yield. In periods of rising interest rates, the opposite may be true. Also, to the extent that this Portfolio invests in Eurodollar and Yankee bank obligations, it may be subject to risks of the type discussed under "OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS--Foreign Securities." Finally, the Portfolio invests in portfolio instruments of shorter durations in order to provide the flexibility to redeem shares that the Variable Account purchases, pursuant to certain "free look" provisions described in the accompanying prospectus relating to the Certificates.

The AAL Variable Product Bond Portfolio

Objective: This Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index") by investing primarily in bonds and other debt securities included in the index.


The Lehman Bond Index: This index is a broad-based bond index that encompasses four major classes of investment grade fixed income securities in the United
States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities. As of December 31, 1996 , these four classes represented the following proportions of the index's total market value:

                 LEHMAN BROTHERS AGGREGATE BOND INDEX STATISTICS
                                December 31, 1996


                                                                Securities as a
                                                                Percent of Total

          U.S. Treasury & Government Agency                              51.6%
                                                                         ----

          Corporate                                                      17.8%
                                                                         ----

          Mortgage-Backed                                                29.6%
                                                                         ----

          Asset-Backed                                                   1.0%
                                                                         ---

          Total                                                          100.0%


As of December 31, 1996, the effective average weighted maturity of the index was 8.7 years.

Lehman Brothers reserves the right to make changes to the Lehman Bond Index at any time, and eligible investments for the Bond Portfolio will include any additional asset classes included in the Lehman Bond Index.


Policies: The Portfolio will not invest in all of the individual issues that comprise the Lehman Bond Index because of the large number of securities (approximately 5,700) involved. Instead, the Portfolio will hold a representative sample of fixed income and mortgage-backed securities included in the Lehman Bond Index. The Portfolio will invest 80% or more of its assets in securities included in the Lehman Bond Index. The securities included in the Lehman Bond Index generally meet the following criteria, as defined by Lehman
Brothers: an effective maturity of not less than one year; an outstanding market value of at least $100 million; and investment-grade quality (i.e., rated a minimum of Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's or BBB- by Duff & Phelps, Inc.). A description of the ratings provided by Moody's, S&P and Duff & Phelps is included in "APPENDIX: SECURITIES RATINGS" in the SAI.


The Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Housing Authority. GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. The Portfolio may also invest in conventional mortgage-backed securities, which are packaged by private corporations and are not guaranteed by the U.S. government. The Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk is minimal. Mortgage-backed securities that are guaranteed by the U.S. government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate. See "OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS--Mortgage-Backed Securities."

The Portfolio will, to the extent feasible, remain fully invested. The Portfolio's ability to match the performance of the Lehman Bond Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. The Portfolio will be managed to reduce such effects. Portfolio turnover is expected to be less than 50% per year. Although the Portfolio will attempt to achieve a high correlation with the target Lehman Bond Index, it cannot guarantee that a high correlation will be achieved. Other factors that will affect the Portfolio's ability to approximate the target index return are: the size of the bid-ask spread associated with Portfolio investments and Portfolio management expenses incurred. A portion of the assets, normally expected to be less than 5% of the Portfolio's assets, may at times be invested in money market investments of the types described below under "The AAL Variable Product Money Market Portfolio." No securities, other than futures contracts, will be purchased on margin.

Investment Risks: By the nature of securities markets, holders of bonds bear certain risks. Bond prices in general may decline over short or even extended periods of time. Yearly rates of return may vary widely and can include negative results. The Portfolio will not adopt a temporary or defensive investment posture in times of generally declining market conditions and investors in the Portfolio, therefore, will bear the risk of such market conditions.

In order to provide additional revenue and to reduce the effect of price fluctuations in the Portfolio's securities, the Portfolio may write (sell) covered call options. As the writer of a covered call option, the Portfolio may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option. Further information on futures and options appears under "OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS--Financial Futures Contracts and Options" in this prospectus and additional information on futures, foreign securities, and covered call options, including the risks thereof, is set forth in "OPTIONS AND FUTURES" in the SAI.

As part of its effort to approximate the investment performance of the Lehman Bond Index, the AAL Variable Product Bond Portfolio will invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed income securities, which generally pay a fixed rate of interest and return principal at predetermined intervals or upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks. See "OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS--Mortgage-Backed Securities."

The Bond Portfolio is also subject to the risk of increasing levels of interest rates. See "OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS-- Interest Rate Fluctuations."

The AAL Variable Product Balanced Portfolio

Objective: This Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock, Bond and Money Market Portfolios, respectively.

Policies: The AAL Variable Product Balanced Portfolio will be invested in the following three market sectors:

          (1) Common stocks, including the securities in which the AAL Variable Product Large Company Stock Portfolio (discussed below) may invest;

          (2)  Bonds  and  other  debt  securities  with  maturities   generally
          exceeding one year, including the securities in which the AAL Variable Product Bond Portfolio (discussed above) may invest; and

          (3) Money market instruments and other debt securities with maturities generally not exceeding 397 days, including the securities in which the AAL Variable Product Money Market Portfolio (discussed above) may invest.

The AAL Variable Product Balanced Portfolio will periodically review and may adjust the mix of investments among the three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. Under normal market conditions, it is reasonable to expect that as a percentage of the portfolio, common stocks would represent 50% to 60%, fixed income securities would represent 30% to 40%, and money market instruments would represent 0% to 20%. However, this Portfolio will at all times maintain an investment mix within the following ranges: 35% to 75% common stocks; 25% to 50% in fixed-income securities; and 0% to 40% in money market instruments. Changes in the investment mix may occur several times within a year or over several years depending upon market and economic conditions. It is expected that the Portfolio's annual turnover rate will not exceed 50% within the common stock and fixed income sectors.

The Balanced Portfolio's investment policies for each of the three component types of investments listed above are substantially identical to those discussed herein for the AAL Variable Product Large Company Stock, the AAL Variable Product Bond and the AAL Variable Product Money Market Portfolios, respectively. Investment decisions for the Balanced Portfolio are made by a committee of AAL investment personnel.

Investment Risks: The Balanced Portfolio is subject to both stock market and interest rate (bond) risk because it invests in both stocks and bonds. Fluctuating stock prices are expected to have a significant effect on the Portfolio's share price, as the Portfolio invests 35% to 75% of its assets in common stocks. Bond prices are affected primarily by changes in interest rates and are expected to have a lesser influence on net asset value. In the past, the stock and bond markets have, from time to time, fluctuated independently of one another. As a result, with its mix of stocks and bonds, the Balanced Portfolio is likely to entail less investment risk--and a potentially lower return--than a portfolio investing exclusively in common stocks. Nevertheless, the Balanced Portfolio will be subject in some degree to the same risks as are the AAL Variable Product Large Company Stock, Bond and Money Market Portfolios. For a discussion of these risks, see "OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS" in this prospectus.

The  AAL Variable Product Large Company Stock Portfolio

Objective: This Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by investing primarily in common stocks included in the index.

The S&P 500 Index: This index is a standard used to obtain a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, are included in the S&P 500 Index for diversification purposes. The index is capitalization weighted--that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. S&P periodically makes additions and deletions to the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor's only relationship to the Portfolio is the licensing of the Standard & Poor's marks and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the AAL Variable Product Large Company Stock Portfolio. "Standard & Poor'sR," "S&PR," "S&P 500R," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by AAL and the Fund. The Fund and the Certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund or the Certificates.

Policies: Stocks will be held approximately in proportion to their weight in the index. The Portfolio will seek to hold as high a percentage of the 500 issues in the index as is practicable. The Large Company Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. Stock selection in the Portfolio will be computer driven with the criterion for selection being the achievement of high correlation with the performance of the S&P 500 Index. Portfolio turnover is expected to be less than 50% per year. As changes are made to the index during the year, they will be reflected in the Portfolio as soon as is practicable.

The  Portfolio  will,  to  the  extent  feasible,  remain  fully  invested.  The
Portfolio's ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. The Portfolio will be managed to reduce such effects. Although the Portfolio will attempt to achieve a high correlation with the target S&P 500 Index, it cannot guarantee that a high correlation will be achieved. Other factors that will affect the Portfolio's ability to approximate the target index return are: commission expenses, other transaction fees, the size of the bid-ask spread associated with stocks that are traded in the over-the-counter market, and Portfolio management expenses incurred. A portion of the assets, normally expected to be less than 3% of the Portfolio's assets, may at times be invested in money market investments of the types described below under "The AAL Variable Product Money Market Portfolio." The Portfolio may invest up to 20% of its net assets, valued at the time of purchase, in securities of foreign issuers, including American Depositary Receipts ("ADRs"), that are included in the S&P 500 Index. No securities, other than futures contracts, will be purchased on margin.

Investment Risks: By the nature of securities markets, holders of stocks bear certain risks. Stock prices in general may decline over short or even extended periods of time. Yearly rates of return may vary widely and can include negative results. The Portfolio will not adopt a temporary or defensive investment posture in times of generally declining market conditions and investors in the Portfolio, therefore, will bear the risk of such market conditions.

The Portfolio may invest in foreign securities, but only if such securities are listed and traded on a U.S. national securities exchange. Investments in foreign securities involve risks discussed under "Foreign Securities," below. The Portfolio may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). In order to provide additional revenue and to reduce the effect of price fluctuations in the Portfolio's securities, the Portfolio may write (sell) covered call options. As the writer of a covered call option, the Portfolio may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option.

Further information on futures and options appears under "OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS--Financial Futures Contracts and Options" in this prospectus and additional information on futures, foreign securities, SPDRs, and options, including the risks thereof, is set forth in the SAI.

The AAL Variable Product Small Company Stock Portfolio

Objective: This Portfolio seeks to achieve investment results that approximate the performance of the Wilshire Small Cap Index by investing primarily in common stocks included in the index.

The Wilshire Small Cap Index: This index is a creation of Wilshire Associates Incorporated, the Pacific Stock Exchange and the Chicago Board of Trade. The index is comprised of 250 stocks weighted by their market capitalization and its component stocks are selected according to liquidity, industry sector and market capitalization parameters. It is a custom-designed index intended to represent the performance attributes of the smaller capitalization segment of the U.S. equity markets.

Policies: Stocks will be held approximately in proportion to their weight in the index. The Portfolio will seek to hold as high a percentage of the issues in the index as is practicable. The Small Company Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. Stock selection in the Portfolio will be computer driven with the criterion for selection being the achievement of high correlation with the performance of the Wilshire Small Cap Index. Portfolio turnover is expected to be less than 50% per year. As changes are made to the index during the year, they will be reflected in the Portfolio as soon as is practicable.

The Portfolio will, to the extent feasible, remain fully invested. The Portfolio's ability to match the performance of the Wilshire Small Cap Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. The Portfolio will be managed to reduce such effects. Although the Portfolio will attempt to achieve a high correlation with the target Wilshire Small Cap Index, it cannot guarantee that a high correlation will be achieved. Other factors that will affect the Portfolio's ability to approximate the target index return are: commission expenses, other transaction fees, the size of the bid-ask spread associated with stocks that are traded in the over-the-counter market, and Portfolio management expenses incurred. A portion of the assets, normally expected to be less than 3% of the Portfolio's assets, may at times be invested in money market investments of the types described below under "The AAL Variable Product Money Market Portfolio." The
Portfolio may invest up to 20% of its net assets, valued at the time of purchase, in securities of foreign issuers, including ADRs, that are included in the Wilshire Small Cap Index. No securities, other than futures contracts, will be purchased on margin.

Investment Risks: Historically, small capitalization stocks, which constitute the Portfolio's primary investments, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. In addition, small company stocks may, to a degree, fluctuate independently of larger company stocks. Therefore, investment return may be more volatile and significantly different from that achieved with larger stock indices such as the S&P 500 Index or the Dow Jones Industrial
Average. The Portfolio will not adopt a temporary or defensive investment posture in times of generally declining market conditions and investors in the Portfolio, therefore, will bear the risk of such market conditions.

The Portfolio may invest in foreign securities, but only if such securities are listed and traded on a U.S. national securities exchange. Investments in foreign securities involve risks that are discussed under "OTHER INVESTMENT AND RISK
FACTORS REGARDING THE PORTFOLIOS--Foreign Securities," below. In order to provide additional revenue and to reduce the effect of price fluctuations in the Portfolio's securities, the Portfolio may write (sell) covered call options. As the writer of a covered call option, the Portfolio may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option.

Further information on futures and options appears under "OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS--Financial Futures Contracts and Options" in this prospectus and additional information on futures, foreign securities, the Wilshire Small Cap Index, and options, including the risks thereof, is set forth in the SAI.

OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS

Interest Rate Fluctuations

With respect to the AAL Variable Product Bond Portfolio and, to a lesser extent, the AAL Variable Product Balanced Portfolio, it can be expected that a decline in prevailing levels of interest rates generally will increase the value of securities held in the Portfolios and an increase in rates generally will reduce the value of these securities. As a result, interest rate fluctuations will affect these Portfolios' net asset values. Because yields on the securities available for purchase by the Portfolios will vary over time, no specific yield on shares of the Portfolios can be assured.

Mortgage-Backed Securities

Certain mortgage-backed securities purchased by the AAL Variable Product Bond Portfolio and the bond component of the AAL Variable Product Balanced Portfolio provide for a right to prepay and for amortized payments of both interest and principal over the term of the security. Prepayments are particularly likely during times of declining interest rates.

The yield on the original investment in mortgage-backed securities applies only to the unpaid principal balance, as the Portfolios must reinvest the principal payments at prevailing market interest rates which may be higher or lower than the rate on the original security. In times of falling interest rates, the yield is likely to be lower than that received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions. Finally, the risk of prepayment tends to cause the value of a Portfolio's investments in mortgage-backed securities to increase less in times of decreasing interest rates and decline more in times of increasing interest rates. On the other hand, these securities tend to have a higher yield than do securities with no prepayment feature.

Foreign Securities

Holding securities of foreign issuers, including ADRs, entails special risks. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possible expropriation or nationalization of assets, possible difficulty in obtaining and enforcing judgments against foreign entities, reduced levels of information about and regulation of foreign issuers, difficulties in repatriation of capital invested abroad, foreign withholding taxes, and differing accounting, auditing, and financial standards.

Repurchase Agreements and Borrowing

The Portfolios may from time to time enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolios require the sellers to post collateral (in cash, U.S. government securities, or obligations issued by banks) in an amount at all times equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, there may be delays and expenses in liquidating the securities, decline in their value and loss of interest. The Portfolios maintain procedures for evaluating and monitoring the creditworthiness of firms with which they enter into repurchase agreements. No Portfolio may invest more than 15% (10% in the case of the AAL Variable Product Money Market Portfolio) of its total assets in repurchase agreements maturing in more than seven days or in securities that are subject to legal or contractual restrictions on resale or are otherwise illiquid.

The  AAL  Variable  Product  Money  Market  Portfolio  may  enter  into  reverse repurchase  agreements,  subject  to  its  investment  restrictions.  A  reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. The Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, U.S. government securities or other liquid high grade debt obligations equal in value to the Portfolio's obligations with respect to the reverse repurchase agreements, are segregated and maintained with the Fund's custodian. The Money Market Portfolio's obligations under reverse repurchase agreements will be counted towards the limitation on the Portfolio's borrowings, described below.

Each Portfolio may borrow, but only from banks, for temporary or emergency purposes in amounts not exceeding 10% of a Portfolio's total assets. Any borrowings will be repaid before any further purchase of securities are made by the Portfolio.
Interest paid on such borrowings will reduce a Portfolio's net income.

When-Issued Purchases

The AAL Variable Product Bond and Balanced Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolios make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Financial Futures Contracts and Options

The AAL Variable Product Bond, Balanced, Large Company Stock and Small Company Stock Portfolios may utilize futures contracts and options to a limited extent. Specifically, each Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract margin deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent no more than 33% of the Portfolio's assets.


Futures contracts and options may be used by the Portfolios for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, to generate additional income, or to hedge against price movements.

The primary risks associated with the use of futures  contracts and options are:
(i) imperfect correlation between the change in market value of the stocks held or eligible to be purchased by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures or options contract and the resulting inability to close a position prior to its maturity date. The risk of imperfect correlation will be minimized by using only those contracts whose behavior is expected to resemble that of a Portfolio's underlying securities or that are eligible to be purchased by the Portfolio. The risk that a Portfolio will be unable to close out a futures or options position will be minimized by entering into such transactions only on a national exchange with an active and liquid secondary market.

The risk of loss in investing in futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When purchasing futures contracts, a Portfolio will segregate with its custodian (or to the extent legally permitted, a broker purchasing) cash or cash equivalents in the amount of the underlying obligation. See "OPTIONS AND FUTURES" in the SAI.





Investment Restrictions

In addition to those policies noted above with respect to specific investments, the Portfolios are subject to certain investment restrictions. Among other things, these limitations generally prohibit a Portfolio from investing more than 25% of its assets in a single industry or in securities of issuers in which the Portfolio has invested more than 5% of its total assets. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. A description of other investment restrictions applicable to the Fund is included in the SAI. The Fund's policies and investment restrictions are not deemed fundamental policies, and, therefore, may be changed by the Board of Directors without shareholder approval, except to the extent that such approval may be legally required.

MANAGEMENT OF THE FUND

The Fund's Board of Directors decides matters of general policy and reviews the activities of the Fund's Adviser and the Fund's officers conduct and supervise the daily business operations of the Fund.

The Adviser


Aid Association for Lutherans ("AAL" or "Adviser") is the investment adviser to the Fund. AAL was organized on November 24, 1902. The Adviser is a fraternal benefit society under Internal Revenue Code section 501(c)(8) and incorporated under the laws of the state of Wisconsin. As of December 31, 1996, AAL had approximately 1.7 million members and is the world's largest fraternal benefit society in terms of assets (over $16.7 billion) and life insurance in force ($78.8 billion), ranking it in the top two percent of all life insurers in the United States in terms of ordinary life insurance in force. Membership is open to Lutherans and their families. AAL offers life, disability income insurance and annuities to its members. All members are part of one of about 9,500 local AAL branches throughout the United States. AAL has extensive experience in investment management matters and staff professionals associated with the Adviser have previous experience in the management of financial assets. AAL manages assets in excess of $15.6 billion for its insurance portfolios. The principal address of the Adviser is 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.


Pursuant to an Investment Advisory Agreement, dated September 27, 1994, as amended February 28, 1996, with the Fund (the "Advisory Agreement"), the Adviser manages the investment and reinvestment of the Fund's assets, provides the Fund with office space, executive and other personnel, facilities and administrative services, and supervises the Fund's daily business affairs, all subject to the supervision of the Fund's Board of Directors. The Adviser formulates and implements a continuous investment program for the Portfolios consistent with each Portfolio's investment objectives, policies and restrictions.

The Adviser receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to an annual rate of .35% of the average daily net assets of each Portfolio up to $250,000,000 and .30% of the average daily net assets of each Portfolio in excess of that amount.

In addition to the investment advisory fee, subject to the expense reimbursement arrangement discussed below, each Portfolio will bear all of its operating expenses that are not specifically assumed by the Adviser, including the following: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses for those Directors who are not affiliated with the Adviser; (v) independent legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares;
(ix) Fund or Portfolio organizational expenses; (x) expenses of preparing, printing and mailing Fund reports, notices, proxy material and prospectuses to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's shareholders; (xii) dues of, or assessments of, or contributions to, the Investment Company Institute or any successor or other industry association; (xiii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Directors with respect thereto; and (xiv) cost of daily valuation of each of the Portfolio's securities and net asset value per share.

The Advisory Agreement provides that, notwithstanding the foregoing, the Adviser will reimburse the Fund for substantially all of its operating expenses, other than investment advisory fees, brokerage commissions, and any extraordinary items such as litigation expenses or income tax liabilities. The Adviser may withdraw this undertaking on 30 days' written notice to the Fund. The Adviser has informed the Fund's Board of Directors that it currently intends to bear all of the Fund's operating expenses, other than those specified immediately above, through at least December 31, 1997.

Portfolio Managers

Money Market Portfolio - Alan D. Onstad, CFA, has managed this Portfolio since inception. He is a Vice President of Aid Association for Lutherans where he has been employed since 1973.

Bond Portfolio - R. Jerry Scheel has managed this Portfolio since inception. He is a Vice President of Aid Association for Lutherans where he has been employed since 1972.

Balanced Portfolio - John A. Larson, CFA, has managed this Portfolio since inception. He is a Director of Securities for Aid Association for Lutherans where he has been employed since 1984.

Large Company Stock Portfolio - David J. Schnarsky, CFA, has managed the Portfolio since inception. He is a Director of Securities for Aid Association for Lutherans where he has been employed since 1991.

Small Company Stock Portfolio - Brian J. Flanagan has managed the Portfolio since March 1, 1997. He is an investment manager for Aid Association for Lutherans where he has been employed since 1994. From 1992 to 1994 he was an investment assistant with Valley Trust Company, Madison, Wisconsin and an investment analyst for Northwestern National Insurance Group, Brookfield Wisconsin.


The Administrator

Pursuant to an Administrative Services Agreement between the Adviser and AAL Capital Management Corporation (the "Administrator"), a wholly-owned indirect subsidiary of the Adviser, the Administrator has agreed to perform certain services that the Adviser has contracted to provide to the Fund under the Investment Advisory Agreement, including portfolio accounting, expense accrual, valuation and financial reporting, and tax accounting services for each Portfolio. The Adviser pays the Administrator at a specified rate not to exceed the rates charged by unaffiliated vendors for comparable services, plus reimbursable expenses, as may be approved annually by a majority of the Fund's Board of Directors. The Fund does not directly reimburse the Adviser for the cost of these services provided by the Administrator. The Administrative Services Agreement provides that it will continue in effect from year to year with respect to any Portfolio, so long as such continuation is specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of such Portfolio, and, in either case, a majority of the Fund's disinterested Directors.

Third party Administrator

AAL has entered into a Service Agreement with The Continuum Company, Inc. ("Continuum"), pursuant to which Continuum will provide certain services in connection with the Variable Account including, among other things, application and premium processing. Continuum has the necessary equipment and personnel to provide and support remote terminal access to AAL's annuity processing system for the establishment and maintenance of annuity records, processing information, and the generation of output with respect to the records and information


Portfolio Transactions

The Adviser directs the placement of orders for the purchase and sale of the Funds' Portfolio securities. In doing so, the best combination of price and execution is sought, which involves a number of judgmental factors. When the Adviser believes that more than one broker or dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, normally a broker or dealer is selected that has furnished brokerage and research services.


It is possible that from time to time the Adviser may make similar investment decisions for one or more Portfolios, for the Adviser's own account, and, when applicable, for its other clients where it is consistent with their respective investment objectives and policies. If these entities desire to buy or sell the same Portfolio securities at about the same time, combined purchases and sales may be made and allocated at the average net unit price for the securities and, as nearly as practicable, on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is conceivable that in certain instances this procedure could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as a Portfolio is concerned, it is believed that this procedure would generally contribute to better overall execution of the Fund's Portfolio transactions, including, but not limited to, the realization of lower commission rates and advantageous prices. For example, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund. Where combined purchases and sales are not made, volume transactions and any resulting benefit, of course, would not be available. AAL does not expect that the opportunity to make such combined purchases and sales will arise in the ordinary course of its business.

PURCHASE AND REDEMPTION OF SHARES

Shares of all Portfolios are continuously offered and redeemed by the Fund, without sales charge, at prices equal to the respective per share net asset value ("NAV") of each Portfolio. Shares of the Fund are currently offered only to AAL Variable Annuity Account I to fund benefits payable under the Certificates. The Fund may, at some later date, also offer its shares to other separate accounts of AAL or a subsidiary or affiliated company of AAL. Shares of the Fund were sold directly to AAL in connection with the initial capitalization of the Portfolios.

The Variable Account transmits to the Fund any orders to purchase or redeem shares of the Portfolio based on the completed purchase payments, redemption (surrender) requests and transfer requests from Certificate Owners, annuitants or beneficiaries on the day after AAL receives such orders. The Variable Account purchases and redeems shares of each Portfolio at the Portfolio's NAV per share calculated as of the day AAL receives its orders. Orders to purchase or redeem Fund shares which are not based on actions by Certificate Owners, annuitants or beneficiaries or routine deductions of charges by AAL will be effected at the Portfolio's NAV per share next computed after the order is placed.

The Fund is required to pay the proceeds for redemption of all full and fractional shares of the Fund within seven days after the date as of which the redemption is priced. The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when such exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the Portfolio's NAV is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of any Portfolio.

NET ASSET VALUE

The NAV per share of any Portfolio is determined once daily at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time, on each day that AAL is open for business. NAV will not be determined on holidays observed by the Exchange. The NAV of shares is computed by adding the sum of the value of the securities held by each Portfolio plus any cash or other assets it holds, less all of that Portfolio's liabilities, and dividing the result by the total number of outstanding shares of that Portfolio at such time. Securities owned by the Fund for which market quotations are readily available are valued at current market value. However, all securities of the AAL Variable Product Money Market Portfolio are valued on the basis of their amortized cost, which approximates market value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code") and to take all other action required so that no federal income tax will be payable by the Portfolios themselves. Each Portfolio will be treated as a separate regulated investment company under the requirements of the Code.

The Fund intends to distribute as dividends substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than the AAL Variable Product Money Market Portfolio, will consist of all payments of dividends (other than stock dividends) or interest received by such Portfolio less the estimated expenses of such Portfolio (including fees payable to the Adviser). Net investment income of the AAL Variable Product Money Market Portfolio consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, (iii) less the estimated expenses of the Portfolio (including the fees payable to the Adviser).

Shares of a Portfolio will begin accruing dividends on the day following the date as of which the shares are credited to the Variable Account. Dividends will generally be declared and reinvested daily on the AAL Variable Product Money Market Portfolio, and monthly on all other Portfolios, although the Fund may make distributions of dividends on any Portfolio more or less frequently, as appropriate. The Fund will also declare and distribute annually all net realized capital gains of the Fund, other than short-term gains of the Money Market Portfolio, which are declared as dividends daily. A capital gain distribution will usually be made in December.

All income dividends and capital gains distributions are reinvested in full and fractional shares of a Portfolio at NAV, without any charges, on the payment date, unless an election is made on behalf of the Variable Account to receive distributions in cash.

Purchases of securities for each of the Portfolios also will be limited in accordance with the diversification requirements for insurance products established pursuant to Section 817(h) of the Code. To comply with the regulations under Section 817(h), each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In calculating these percentages, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States, is treated as a security issued by the U.S. government, agency or instrumentality, whichever is applicable. Failure to comply with these diversification requirements may result in immediate taxation to the Certificate Owners of returns credited to Certificates.

PERFORMANCE INFORMATION

The Portfolios may, from time to time, include quotations of their total return or yield in connection with the total return for the Variable Account in advertisements, sales literature, or reports to Certificate Owners or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolio during a specified period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield regarding a Portfolio do not reflect charges or deductions against the Variable Account or charges and deductions against the Certificates. Where relevant, the prospectus and SAI for the Certificate contain additional performance information.

The total return of a Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years or such shorter period as the Portfolio has been in operation, as of a stated ending date. When the Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportional share of Portfolio expenses and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

A Portfolio may, from time to time, disclose in advertisements, sales literature and reports to Certificate Owners or to prospective investors, total return for the Portfolio for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

A Portfolio may also, from time to time, compare the performance of the Portfolio in advertisements, sales literature and reports to Certificate Owners or to prospective investors to: (1) the S&P 500 Index, the Wilshire Small Cap Index, the Lehman Bond Index, the Dow Jones Industrial Average, or other widely recognized indices; (2) other mutual funds whose performance are reported by Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar"), or reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Changing Times and Fortune, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds by overall performance, investment objectives, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any deduction for the expense of operating or managing a fund.

The Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day (seven-day for the Money Market Portfolio) period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

For more information about the Portfolios' performance, see the SAI and the Fund's annual report to shareholders.

Performance of the S&P 500 Index

The table below shows annual total returns for the S&P 500 Index for the past 15 years. These returns show the change in value for the S&P 500 index assuming reinvestment of all dividends paid by stocks included in the Index. Tax consequences are not included in the illustration, nor are brokerage or other fees included in the S&P 500 Index return figures. The results shown below should not be considered representative of the return which may be generated by the S&P 500 Index or any Portfolio in the future.

          Historical Annual Total Rates of Return for the S&P 500 Index


Year         Return     Year      Return      Year      Return
----         ------     ----      ------      ----      ------
1996          23.0%
1995          37.6%     1990       -3.1%      1985       31.6%
1994           1.3%     1989       31.7%      1984        6.1%
1993          10.1%     1988       16.6%      1983       22.4%
1992           7.6%     1987        5.1%      1982       21.4%
1991          30.5%     1986       18.6%

S&P 500 Index historical annualized compound rates of return for the past 5-year, 10-year, and 15-year periods 15.2%, 15.2% and 16.7% respectively. These compound rates of return are greater than historical returns measured over longer periods of time based on Ibbotson Associates data. For example, during the 71-year period from 1926 through 1996, Ibbotson Associates indicates the compound rate of return on the S&P 500 Index was 10.7% per year.


Had the AAL Variable Product Large Company Stock Portfolio been in existence and achieved the above returns, such returns would have been reduced by the fees of the Adviser and other costs associated with the administration of the Portfolio. See "MANAGEMENT OF THE FUND" for more information.

Performance of The Wilshire Small Cap Index

The table below shows annual total returns for the Wilshire Small Cap Index for the past 15 years. These returns show the change in value for the Wilshire Small Cap Index assuming reinvestment of all dividends paid by stocks included in the Index. Tax consequences are not included in the illustration, nor are brokerage or other fees included in the Wilshire Small Cap Index figures. The results shown below should not be considered representative of the return which may be generated by the Wilshire Small Cap Index or any Portfolio in the future.

    Historical Annual Total Rates of Return for the Wilshire Small Cap Index


Year        Return     Year       Return      Year      Return
----        ------     ----       ------      ----      ------
1996         19.8%
1995         26.5%     1990       -15.1%      1985       32.9%
1994         -3.1%     1989        20.5%      1984        0.0%
1993         18.0%     1988        21.4%      1983       30.3%
1992         14.6%     1987        -3.3%      1982       29.7%
1991         51.8%     1986        10.0%


Wilshire Small Cap Index historical  annualized compound rates of return for the
past  5-year,   10-year,   and  15-year   periods  were  14.7,  13.7  and  15.7%
respectively.


Had the AAL Variable Product Small Company Stock Portfolio been in existence and achieved the above returns, such returns would have been reduced by the fees of the Adviser and other costs associated with the administration of the Portfolio. See "MANAGEMENT OF THE FUND" for more information.

Performance of the Lehman Bond Index

The table below shows annual total returns for the Lehman Bond Index for the past 15 years. These returns show the change in value for the Lehman Bond Index assuming reinvestment of all interest paid by securities held by the index. Tax consequences are not included in the illustration, nor are brokerage or other fees included in the Lehman Bond Index figures. The results shown below should not be considered representative of the return which may be generated by the Lehman Bond Index or any Portfolio in the future.

        Historical Annual Total Rates of Return for the Lehman Bond Index


Year          Return       Year       Return        Year         Return
----          ------       ----       ------        ----         ------
1996            3.6%
1995           18.5%       1990         9.0%        1985          22.1%
1994           -2.9%       1989        14.5%        1984          15.2%
1993            9.0%       1988         7.9%        1983           8.4%
1992            7.4%       1987         2.8%        1982          32.6%
1991           16.0%       1986        15.3%

Lehman Bond Index historical annualized compound rates of return for the past 5-year, 10-year, and 15-year periods were 6.9%, 8.4% and 11.7 % respectively. These compound rates of return are greater than historical returns measured over longer periods of time based on Ibbotson Associates data. For example, during the 71-year period from 1926 through 1996, Ibbotson Associates indicates the compound rate of return has been 5.2% per year on Intermediate-term Government Bonds and 5.6% per year on Long-term Corporate Bonds.


Had the AAL Variable Product Bond Portfolio been in existence and achieved the above returns, such returns would have been reduced by fees of the Adviser and other costs associated with the administration of the Portfolio. See "MANAGEMENT OF THE FUND" for more information.

DESCRIPTION OF SHARES

The Fund may issue up to 2 billion shares of common stock, $.001 par value, in one or more series (Portfolios) as the Board of Directors may authorize. Currently, the Board has authorized five series which bear the designation of the names of the respective Portfolios.

Each share of a Portfolio is entitled to participate pro rata in any dividends or other distributions declared by the Board with respect to that Portfolio, and all shares of a Portfolio have equal rights in the event of liquidation of that Portfolio.


AAL provided the initial capitalization of each Portfolio and, as of December 31, 1996, beneficially owned more than 25 % of the shares of the AAL Variable Product Bond Portfolio. As a result of such ownership, AAL may be deemed to be in control of this Portfolio.


Voting Privileges

The  voting  privileges  of  Certificate   Owners,   and  limitations  on  those
privileges, are explained in the accompanying prospectus relating to the Certificates. AAL, as the owner of the assets in the Variable Account, will attend shareholder meetings and will vote all of the shares of the Portfolios held to fund the benefits under the Certificates, but it will generally do so in accordance with the instructions of the Certificate Owners. Any such shares of a Portfolio attributable to a Certificate for which no timely voting instructions are received, and any shares of the Portfolio held by AAL or any of its subsidiaries or affiliates for their own account, will be voted by AAL in proportion to the voting instructions that are received with respect to all Certificates participating in that Portfolio. Under certain circumstances described in "VOTING PRIVILEGES" in the Fund's SAI, however, AAL may disregard voting instructions received from Certificate Owners.

Shareholders are entitled to one vote for each share held. Because the per share purchase price of shares of different Portfolios will not, generally, be the same (the initial NAV established for shares of the AAL Variable Product Bond, Balanced, Large Company Stock and Small Company Stock Portfolios, was $10.00 per share, as compared to $1 per share for the AAL Variable Product Money Market Portfolio), the number of votes obtained as a result of a particular amount invested will generally vary depending upon which Portfolio's shares are purchased (for example, using the initial NAVs set forth above, a $100 investment in the AAL Variable Product Money Market Portfolio would result in 100 votes, whereas the same investment in any one of the other Portfolios would result in only 10 votes).

The Fund is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies, or approving an investment advisory contract. Shares of each series are entitled to vote as a series only to the extent required by the 1940 Act and rules thereunder or as permitted by the Directors. No matter required to be submitted to shareholder vote is deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series that may be affected by the matter differently from another series. On matters affecting an individual Portfolio, such as approvals of investment advisory agreements and changes in investment objectives, a separate vote of the shares of that Portfolio is required. Shares of a Portfolio are not entitled to vote on any matter not affecting that Portfolio. The shares of all the Portfolios vote together on matters that do not affect one Portfolio differently from another, such as the election of Directors and ratification of the Fund's auditors.

Indemnity and Limitation of Liability of Directors and Officers

To the fullest extent permitted by Maryland and federal law, the Fund will indemnify and limit the liability of Directors and officers of the Fund from any personal liability to the Fund or the holders of shares of its series or classes for money damages. However, this limitation and indemnification does not protect any Director or officer from liability to which the Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN, TRANSFER AGENT AND INDEPENDENT AUDITORS


     Citibank, N.A., 111 Wall Street, New York, NY 10043, serves as Custodian for the Fund. AAL serves as Transfer Agent for the Fund. Ernst & Young LLP, 111 East Kilbourn Avenue, Suite 900, Milwaukee, Wisconsin 53202, serves as independent auditors for the Fund. The Financial Highlights included in this prospectus and the financial statements of the Fund included in the SAI have been audited by Ernst & Young LLP, and have been so included in reliance on their report as experts in accounting and auditing.


SHAREHOLDER INQUIRIES


All inquiries from Certificate Owners regarding the Fund should be directed to the Fund at: AAL Variable Annuity Service Center, P.O. Box 419108, Kansas City, Missouri, 64141-6108 or telephone number 800-778-1762.

                           [Back Cover of prospectus]


Service Center:

AAL VARIABLE ANNUITY SERVICE CENTER
P.O. Box 419108
Kansas City, Missouri  64141-6108
Telephone (800) 778-1762

Investment Adviser and Transfer Agent:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, Wisconsin  54919-0001

Custodian:

Citibank, N.A.
111 Wall Street
New York, NY  10043

Independent Auditors:

Ernst & Young LLP
111 East Kilbourn Avenue, Suite 900
Milwaukee, Wisconsin 53202

                     AAL VARIABLE PRODUCT SERIES FUND, INC.

                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                 (414) 734-5721


                       Statement of Additional Information
                                Dated May 1, 1997

This Statement of Additional Information ("SAI") is not a prospectus but provides additional information which should be read in conjunction with the prospectus of the AAL Variable Product Series Fund, Inc., dated May 1, 1997. Capitalized terms used in this SAI that are not otherwise defined herein have the same meaning given to them in the prospectus. The Fund's prospectus may be obtained at no charge by writing or telephoning the Fund at the address and telephone number above.


The investment objectives of the Portfolios are as follows:

The AAL Variable Product Money Market Portfolio seeks to provide maximum current income, to the extent consistent with liquidity and a stable net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

The AAL Variable Product Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.

The AAL Variable Product Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds, and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock Portfolio, Bond Portfolio and Money Market Portfolio, respectively.

The AAL Variable Product Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500(R) Composite Stock Price Index by investing primarily in common stocks included in the index.

The AAL Variable Product Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Wilshire Small Cap Index by investing primarily in common stocks included in the Index.

                       Statement of Additional Information

                                Table of Contents


                                                                     Page


INTRODUCTION........................................................SAI-

VOTING PRIVILEGES...................................................SAI-

INVESTMENT TECHNIQUES...............................................SAI-

THE S&P 500 INDEX(R)................................................SAI-

THE WILSHIRE SMALL CAP INDEX........................................SAI-

OPTIONS AND FUTURES.................................................SAI-

INVESTMENT RESTRICTIONS.............................................SAI-

PURCHASES AND REDEMPTIONS...........................................SAI-

MANAGEMENT OF THE FUND..............................................SAI-

PORTFOLIO TRANSACTIONS..............................................SAI-

DIVIDENDS AND DISTRIBUTIONS.........................................SAI-

CALCULATION OF YIELD AND TOTAL RETURN...............................SAI-

PRICING CONSIDERATIONS..............................................SAI-

GENERAL.............................................................SAI-

APPENDIX: SECURITY RATINGS..........................................SAI-

FINANCIAL STATEMENTS................................................SAI-

INTRODUCTION

The following information supplements the discussion in the Fund's prospectus of the Portfolios' respective investment objectives and policies and other aspects of the Fund's management and operations.

VOTING PRIVILEGES

Each Portfolio's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that Portfolio. A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of a Portfolio.

While AAL, as the owner of the assets of its AAL Variable Annuity Account I (the "Variable Account"), is entitled to vote all of the shares of a Portfolio held to fund the benefits under variable annuity certificates funded through the Variable Account (the "Certificates"), it will generally do so in accordance with the instructions of Certificate owners ("Owners"). However, AAL may disregard voting instructions received from Owners that would require shares to be voted to (i) disapprove a change from a diversified to a non-diversified investment company (or vice versa) or a change in investment objective, if such change is required by an insurance regulatory authority; (ii) approve any investment advisory agreement that has been disapproved by an insurance regulatory authority; (iii) approve any change in investment objective or policies that would violate state law or result in the purchase of securities that vary from the general quality and nature of investments or investment techniques used by any other separate accounts of AAL or its affiliates that have similar investment objectives; (iv) approve a change in any principal underwriter of the Fund that is reasonably disapproved by AAL; or (v) approve a change in the Fund's investment adviser initiated by insurance contract owners or the Fund's Board of Directors, if the proposed advisory fee exceeds any applicable maximums specified in any insurance contract participating in the Fund or if the proposed investment adviser may be expected to use investment techniques different from those generally used by the current adviser or to advise the purchase or sale of securities which would not be consistent with the investment objectives of the Fund or which would vary from the quality and nature of the investments made by any other separate accounts of AAL and its affiliates that have similar investment objectives.

Any such shares of a Portfolio attributable to a Certificate for which no timely voting instructions are received, and shares of that Portfolio held by AAL or any of its subsidiaries or affiliated companies for their own account, will be voted by AAL in proportion to the voting instructions that are received with respect to all Certificates participating in that Portfolio.

INVESTMENT TECHNIQUES

Each Portfolio may use the following techniques in pursuit of its investment objective.

Lending Portfolio Securities

Subject to restriction (4) under "INVESTMENT RESTRICTIONS," a Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of securities during the existence of the loan if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

When-Issued and Delayed Delivery Securities

A Portfolio may purchase securities on a when-issued or delayed delivery basis, as described in the prospectus. A Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid high-grade debt obligations of the Portfolio, having a value at least as great as the purchase price of the securities to be purchased, will be identified on the books of the Portfolio and held by the Portfolio's custodian throughout the period of the obligation. The use of these investment strategies may increase NAV fluctuation.

Rated Securities

For a description of certain ratings applied by rating services to debt securities, please refer to the Appendix to this SAI. The rated debt securities described under "Investment Objectives and Policies" in the prospectus for each Portfolio include securities given a rating conditionally by Moody's Investors Service, Inc. ("Moody's"), or provisionally by Standard and Poor's Corporation ("S&P") or Duff & Phelps, Inc. ("Duff & Phelps"). If the rating of a security held by a Portfolio is lost or reduced, the Portfolio is not required to sell the security, but the Adviser will consider such fact in determining whether that Portfolio should continue to hold the security. To the extent that the ratings accorded by Moody's, S&P or Duff & Phelps for debt securities may change as a result of changes in such organization, or changes in their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies.

Foreign Securities

The AAL Variable Product Large Company Stock and Small Company Stock Portfolios and the stock component of the Balanced Portfolio may invest in the common stock of foreign corporations, including American Depositary Receipts ("ADRs"), but only if such securities are listed and traded on a U.S. national securities exchange. The AAL Variable Product Bond Portfolio and the bond component of the AAL Variable Product Balanced Portfolio may invest in debt securities of foreign issuers that are payable in U.S. dollars. The AAL Variable Product Money Market Portfolio and the money market component of the AAL Variable Product Balanced Portfolio may invest in short-term Eurodollar and Yankee bank obligations. Foreign securities may represent a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers.

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs are traded on a United States exchange or in the domestic over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and
(ii) issuers whose securities are represented by ADRs are, in some cases, subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

Privately Issued Securities:  The AAL Variable Product Money Market Portfolio

Commercial paper and other securities in which the AAL Variable Product Money Market Portfolio may invest include securities issued by major corporations without registration under the Securities Act of 1933 in reliance on certain exemptions, including the "private placement" exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through, or with, the assistance of investment dealers who make a market in it, thus providing liquidity. In the opinion of the Adviser, Section 4(2) paper is no less liquid or saleable than commercial paper issued without legal restrictions on disposition. However, regulatory interpretations currently in effect require that the Portfolio will not purchase Section 4(2) paper if more than 10% of its total assets would consist of such paper and illiquid (including other restricted) securities.

Standard & Poor's Depositary Receipts

The AAL Variable Product Large Company Stock Portfolio may, consistent with its objectives, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500(R) Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

THE S&P 500(R) INDEX


The S&P 500(R) Index is a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor's Corporation, which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Most stocks in the index are listed on the New York Stock Exchange. A much smaller number come from the American Stock Exchange and the over-the-counter market. Additional stocks that are not among the 500 largest stocks, by market value, are included in the S&P 500(R) Index for diversification purposes. The index is capitalization-weighted--that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Market capitalizations of stocks in the index as of December 1996, range from a maximum of $163 billion to a minimum of $400 million. The average capitalization was $11.2 billion and the median capitalization was $5.3 billion. S&P periodically makes additions and deletions to the index. Selection of a stock for inclusion in the S&P 500(R) Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment.


THE WILSHIRE SMALL CAP INDEX

The AAL Variable Product Small Company Stock Portfolio attempts to generate an investment return comparable to that of the Wilshire Small Cap Index. This index was created through an association between Wilshire Associates Incorporated, the Pacific Stock Exchange and the Chicago Board of Trade. Wilshire Associates ranks the 2500 largest capitalization stocks traded on the U.S. stock exchanges to create its Wilshire 2500 Index. It breaks this index into two component indices:
(1)  the   Wilshire  Top  750,   comprised   of  the  largest  750  stocks,   by
capitalization, traded on the exchanges, and (2) the Wilshire Next 1750, comprised of the next 1750 largest stocks or those ranked from 751 to 2500 in terms of capitalization. The Wilshire Small Cap Index is a subset of this Next 1750. The Wilshire Small Cap Index is comprised of 250 stocks weighted by their market capitalization and its component stocks are selected according to liquidity, industry sector and market capitalization parameters. The Wilshire
Small Cap Index attempts to capture the return profile and fundamental characteristics of the Wilshire Next 1750. The index is recreated annually at the end of June based on market values as of that date. The index is rebalanced quarterly to reflect periodic changes in shares outstanding. No names are added or deleted as a result of the rebalancing process. Stocks may be dropped from the index at any time due to merger or acquisition or any other event which causes the company to cease to exist as an ongoing concern. In that event, a new name is added to maintain the total at 250.

OPTIONS AND FUTURES

The AAL Variable Product, Bond, Balanced, Large Company Stock and Small Company Stock Portfolios may write (sell) covered call options to provide additional revenue and to reduce the effect of price fluctuations in that Portfolio's securities. In addition, through the purchase of options and the purchase and sale of futures contracts and related options, these Portfolios may at times seek to enhance current returns or to hedge against a decline in the value of currently-owned securities or an increase in the price of securities intended to be purchased. Options and futures contracts may
also be used to  facilitate trading,   reduce  transaction  costs  or  to
simulate  full  investment  while maintaining cash reserves.

Additional types of options, futures contracts, futures options and related strategies that are not described in the Fund's prospectus or this SAI also may be employed if approved by the Board of Directors and if their use is consistent with the Portfolio's investment objective.

Options on Securities and Indexes

Options may be purchased and sold on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. In addition, agreements sometimes called cash puts may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from ("call") or sell to ("put") the writer of the option the security underlying the option (or the cash value of a multiple of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. For a call option on an index, the option is covered if the Portfolio maintains, in a segregated account with its custodian, cash or cash equivalents equal to the contract value. A call option also is covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is covered if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option also is covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expires without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

A Portfolio may use interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

Use of futures could facilitate the handling of portfolio cash flows and trading and reduce transaction costs. Futures would not be used by the Bond, Large Company Stock, and Small Company Stock Portfolios for hedging purposes but to gain exposure to the underlying indices with available cash. The S&P 500 Index Future would be the instrument used to gain S&P 500(R) Index exposure in the AAL Variable Product Large Company Stock Portfolio. The Russell 2000 Index future would be the instrument used to gain small capitalization market exposure in the AAL Variable Product Small Company Stock Portfolio. The Russell 2000 Index futures was introduced on the Chicago Mercantile Exchange on February 3, 1993 and has become the most liquid of the small capitalization index futures.

A public market exists in futures contracts covering a number of other indexes, as well as the following financial instruments: U.S. Treasury bonds, U.S.
Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar time deposits. It is expected that other futures contracts will be developed and traded. A Portfolio may engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Directors, they are appropriate in carrying out the investment objectives of the Portfolio.

The Portfolios may purchase or write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. Options on futures contracts may be liquidated without exercise if the Fund enters into an offsetting position in the identical option prior to the expiration date.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

In similar fashion, a Portfolio also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying index or debt instrument. There are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments owned or eligible to be acquired by the Portfolios and the instruments underlying the standard contracts available for trading, in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or futures option position, and the Portfolio would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

A Portfolio will not enter into a futures contract or purchase or write an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held and options thereon written by that Portfolio plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in the money," would exceed 5% of the Portfolio's net assets. A call option is "in the money" if the price of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the price of the futures contract that is the subject of the option.

When purchasing a futures contract or writing a put on a futures contract, a Portfolio must maintain, in a segregated account with its custodian, cash or cash equivalents which, when added to the related initial margin maintained by the Portfolio, equals the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or cash equivalents which, when added to the related initial margin maintained by the Portfolio, at all times equals the amount such option is in the money until the option expires or is closed out by the Portfolio.

A Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its Portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

Taxation of Options and Futures

If a Portfolio exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options and futures options, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options and futures options, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than six months prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long term. The holding period of the securities covering an "in the money" option will not include the period of time the option is outstanding.

If an option written by a Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or expiration date. If a Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options (other than an option on a stock), futures and futures options positions ("year-end mark to market"). Generally, any gain or loss recognized with respect to such positions (either by year end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) which are intended to hedge against a change in the value of securities held by a Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so. Year-end mark to market gains on positions open for less than three months as of the end of a Portfolio's fiscal year are considered gains on securities held three months or more for purposes of the 30% test.

Each Portfolio distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments and shareholders are advised of the nature of the payments.

INVESTMENT RESTRICTIONS

Each Portfolio operates under the following investment restrictions. A Portfolio may not:

         (1) make any investment if, immediately thereafter, less than 75% of its total assets would be represented by (a) cash, receivables and other cash items, (b) securities issued by the U.S. government, its agencies or instrumentalities, and (c) other securities limited in respect of any one issuer to an amount not greater in value than 5% of such total assets. For purposes of this restriction, repurchase agreements fully collateralized by securities of the U.S. government, its agencies and instrumentalities shall be considered to be securities issued by the governmental entity in question, rather than by the repurchase agreement obligor;

         (2) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may, to the extent consistent with its investment objectives and policies, make margin deposits in connection with transactions in options, futures and options on futures;

         (3) make short sales of securities or maintain a short position, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except, to the extent consistent with its investment objectives and policies, transactions in options on securities or indexes, interest rate and index futures and options on such futures;

         (4) make loans to other persons, except that the Portfolios reserve freedom of action, consistent with their other investment policies and restrictions and as described in the prospectus and this SAI, to (i) invest in debt obligations, including those which are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans, (ii) enter into repurchase agreements, and (iii) lend portfolio securities, provided that no Portfolio may lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         (5) issue senior securities or borrow, except that a Portfolio may borrow in amounts not in excess of 10% of its total assets, taken at current value, and then only from banks, as a temporary measure for extraordinary or emergency purposes. The Portfolios will not borrow to increase income but may borrow, among other things, to meet redemption requests which otherwise might require untimely dispositions of portfolio securities;

         (6) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Portfolio except as may be necessary in connection with and subject to the limits in restriction (5);

         (7) underwrite any issue of securities, except to the extent that the purchase of securities directly from an issuer thereof in accord with a Portfolio's investment objectives and policies may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities a Portfolio may be deemed an underwriter under federal securities laws;

         (8) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         (9) purchase or sell commodities or commodity contracts, except that, to the extent consistent with its investment objective and policies, a Portfolio may purchase or sell interest rate and index futures and options thereon. For purposes of this restriction, foreign exchange contracts are not considered to be commodities contracts;

         (10) invest more than 25% of its total assets (taken at current value at the time of each investment) in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance subsidiaries are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Nor does this restriction apply to investments by a Portfolio in obligations of the U.S. government or any of its agencies or instrumentalities. Nor, with respect to the AAL Variable Product Money Market Portfolio, does this restriction apply to certificates of deposit, bankers' acceptances or similar obligations of domestic banking institutions;

         (11)     invest in oil, gas or mineral related programs or leases;

         (12) invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 15% of a Portfolio's total assets (10% in the case of the AAL Variable Product Money Market Portfolio), taken at current value at the time of such investment, would be invested in such securities;

         (13) purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a Portfolio's total assets to be invested in investment company securities, provided that (a) no investment will be made in the securities of any one investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such company would be owned by a Portfolio or more than 5% of the value of a Portfolio's total assets would be invested in such company, and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization; or

         (14) purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

For purposes of any restrictions or limitations to which the Fund is subject, no Portfolio, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed:

          (1) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument; or

          (2) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Portfolio does not hold directly in its portfolio.

In pursuing their respective objectives, each Portfolio may employ the investment techniques described in the prospectus and elsewhere in this SAI. Each Portfolio's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that Portfolio. Each of the restrictions (1) through (14), above, are not deemed fundamental policies, and therefore, may be changed without shareholder approval, except to the extent such approval is legally required.

PURCHASES AND REDEMPTIONS

Purchases and redemptions are discussed in the prospectus under the headings "Purchase and Redemption of Shares," "Description of Shares," and "Net Asset Value," and that information is incorporated herein by reference.


The Fund's net asset value is determined only on days on which the New York Stock Exchange (the "Exchange") is open for trading and on which AAL is open for business. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. In addition to the foregoing, during 1997, AAL will be closed for business on the day after Thanksgiving, and the day before Christmas.


The Fund intends to pay all redemption proceeds in cash. However, redemptions may be paid wholly or partly by a distribution "in-kind" of securities if the Fund's Board of Directors deems this to be in the best interest of the Fund or its shareholders. If redemptions were made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio.

The AAL Variable Product Money Market Portfolio--Amortized Cost Valuation

The AAL Variable Product Money Market Portfolio values its portfolio securities on the basis of their amortized cost. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus, the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

The Portfolio uses its best efforts to maintain a constant NAV of $1.00 per share for purchases and redemptions. The Board of Directors has established procedures for this purpose, which procedures include a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a NAV per share as determined by using available market quotations. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument deemed to have a remaining maturity greater than 397 days, will limit portfolio investments, (including repurchase agreements), to those dollar denominated instruments that the Board of Directors determine present minimal credit risks as advised by the Adviser, and will comply with the requirements as to the quality of certain portfolio securities specified by the Securities and Exchange Commission for money market funds using the amortized cost method of valuation and with certain related reporting and recordkeeping procedures. There is no assurance that constant NAV per share can be maintained at all times. In the event amortized cost ceases to represent fair value, the Board will take appropriate action.

MANAGEMENT OF THE FUND

Board of Directors and Executive Officers

The Directors and executive officers of the Fund and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Directors and officers is 4321 North Ballard Road, Appleton, WI 54919-0001:


Name, Address and Age            Position   Principal Occupation
                                 with the
                                 Fund

John O. Gilbert dob 8/30/42      Director*  President and Chief
4321 North Ballard Road                     Executive Officer
Appleton, WI 54919-0001                     Aid Association for Lutherans

Ronald G. Anderson dob 10/2/48   Director*  President, AAL Capital Management
222 West College Avenue                     Corporation; Senior Vice President
Appleton, WI 54919-0007                     and Chief Investment Officer, Aid
                                            Association for Lutherans

Richard L. Gady  dob 2/28/43     Director   Vice President
One Con Agra Drive                          Public Affairs and Chief Economist
Omaha, NE 68102-5001                        ConAgra, Inc. (agribusiness)

F. Gregory Campbell dob 12/16/39 Director   President
2001 Alford Park Drive                      Carthage College
Kenosha, WI 53140

D. W. Russler dob 10/28/28       Director   Retired; formerly Senior Vice
24 Turnbridge Drive                         President Finance and Administration
Hilton Head Island, SC 29928                NCR Corporation (computers and
                                            related equipment); Member, Advisory
                                            Board - Saratoga Partners II
                                            (corporate-buyout Limited
                                            Partnership)

Lawrence M. Woods dob 4/14/32    Director   Retired; formerly
524 Sunset Drive                            Executive Vice President and
Worland, WY 82401                           Director Mobil Oil Corporation

Steven A. Weber dob 10/29/52     President  Senior Vice President
4321 North Ballard Road          and        Aid Association for Lutherans
Appleton, WI 54919-0001          Director*

Carl J. Rudolph dob 10/16/45     Treasurer  Vice President and Controller
4321 North Ballard Road                     Aid Association for Lutherans
Appleton, WI 54919-0001

James H. Abitz dob 5/27/45       Assistant  Vice President, Securities
222 West College Avenue          Treasurer  Aid Association for Lutherans
Appleton, WI 54919-0007

Mark J. Mahoney dob 5/11/53      Secretary  Second Vice President
222 West College Avenue                     Insurance Products and Securities
Appleton, WI 54919-0007                     Aid Association for Lutherans

Kathy Brost dob 9/2/61           Assistant  Associate Attorney
222 West College Avenue          Secretary  Insurance Products and Securities
Appleton, WI  54919-0007                    Aid Association for Lutherans

Dan Shinnick dob 4/12/59         Vice       Vice President
4321 North Ballard Road          President  Aid Association for Lutherans
Appleton, WI 54919-0001

Robert G. Same dob 7/28/45       Assistant  Executive Vice President
222 West College Avenue          Secretary  Chief Operating Officer
Appleton, WI  54919-0007                    AAL Capital Management Corporation


---------------------------
* Denotes Directors who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940.

The following table shows the compensation paid to the Directors* of the Fund for the year ended December 31, 1996:

                                     Pension or                 Total
                                     Retirement     Estimated   Compensation
                                     Benefits       Annual      From Fund
                       Aggregate     Accrued as     Benefits    and AAL Fund
                       Compensation  Part of        Upon        Complex** Paid
Name, Position         from Fund     Fund Expenses  Retirement  to Directors


Richard L. Gunderson,  -0-           -0-              -0-       -0-
Director (through
12/31/96)

John O. Gilbert,       -0-           -0-              -0-       -0-
Director

John H. Pender,        $6,000-       -0-              -0-       $6,000-
Director (through
12/31/96)

Richard L. Gady,       $6,000        -0-              -0-       $20,000
Director

F. Gregory Campbell,   $6,000        -0-              -0-       $20,000
Director

D.W. Russler,          $6,000        -0-              -0-       $20,000
Director

Lawrence M. Woods,     $6,000        -0-              -0-       $20,000
Director

Steven A. Weber,       -0-           -0-              -0-       -0-
Director

Ronald G. Anderson,    -0-           -0-              -0-       -0-
Director

-----------------------------
* The Fund did not pay any compensation to its executive officers during this period.

** The AAL Fund Complex includes The AAL Mutual Funds with respect to which each of the Fund's independent directors serves as a trustee.

The Investment Adviser

Please refer to the description of the Adviser, its Advisory Agreement with the Fund, and fees under "MANAGEMENT OF THE FUND" in the prospectus, which is incorporated herein by reference.

The Advisory Agreement provides that, subject to Section 36 of the Investment Company Act of 1940 (the "1940 Act"), the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

In the event the expenses of a Portfolio (including the fees of the Adviser and amortization of organization expenses, but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce its fee by up to the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to a Portfolio so that at no time will there by any accrued, but unpaid, liability under this expense limitation.

The Fund has agreed to use its best efforts to change its name if the Adviser ceases to act as such with respect to the Fund and the continued use of the Fund's present name would create confusion in the context of the Adviser's business.

The Advisory Agreement was most recently approved by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of any party to the Agreement, on February 28, 1996, and was approved by Fund shareholders on April 24, 1996. The Advisory Agreement terminates automatically upon assignment or at any time without penalty by vote of the Fund's Board of Directors or, with respect to any Portfolio, by the vote of a majority of the outstanding shares of such Portfolio, or by the Adviser, in each case on 60 days' written notice to the other party.


AAL received the following investment advisory fees:
                                                   June 14, 1995
                                                   (commencement
                                                   of operations)
                                                   through          Year ended
                                                   December 31,     December 31,
                                                   1995             1996

     AAL Variable Product Money Market Portfolio         $ 8,720       $ 43,414
     AAL Variable Product Bond Portfolio                 $12,744       $ 48,124
     AAL Variable Product Balanced Portfolio             $35,948       $257,782
     AAL Variable Product Large Company Stock Portfolio  $26,916       $221,856
     AAL Variable Product Small Company Stock Portfolio  $17,641       $139,625


Please refer to the prospectus for a description of the administrative services provided to the Fund by AAL Capital Management Corporation, the Fund's Administrator, pursuant to its Administrative Services Agreement with AAL. For services rendered for the year ended December 31, 1996, the Administrator received fees from AAL in the amount of $35,000 per Portfolio. None of these fees resulted in additional charges to any Portfolio.

Custodian, Transfer Agent and Independent Auditors for the Fund

Citibank, N.A., 111 Wall Street, New York, NY 10043, serves as Custodian for the Fund. The Custodian is responsible for holding the Funds' assets and provides certain administrative and accounting services to the Fund, including maintaining the original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on Adviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund.

AAL serves as Transfer Agent and Dividend Disbursing Agent for the Fund. In its capacity as Transfer Agent, AAL is responsible for, among other things, issuing shares of the Fund, recording the issuance of those shares, computing the number of issuable shares in the case of an order for a specific dollar amount of shares, processing redemptions and repurchases of shares, maintaining certain shareholder records, mailing proxy cards supplied by the Fund in connection with Fund shareholder meetings, examining and tabulating those proxies that have been returned, and certifying the vote of each Portfolio of the Fund. In its capacity as Dividend Disbursing Agent, AAL is responsible for distributing or crediting income or capital gains payments, as the case may be. AAL receives no monetary compensation for serving as Transfer Agent and Dividend Disbursing Agent for the Fund.

Ernst & Young LLP, 111 East Kilbourn Avenue, Suite 900, Milwaukee, Wisconsin 53202, independent auditors for the Fund, examine and audit the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's federal and state tax returns.

Principal Holders of Securities


As of April 14, 1997, AAL owned of record and beneficially the percentages of each Portfolio's outstanding shares as shown below. As a result of such beneficial ownership, AAL may be presumed to control the Bond Portfolio. Such control may dilute the effect of the votes of other shareholders of each Portfolio. AAL, which was organized in 1902 under the laws of the State of Wisconsin, is located at 4321 North Ballard Road, Appleton, Wisconsin 54919.

        AAL Variable Product Money Market Portfolio                  0.00%

        AAL Variable Product Bond Portfolio                          25.90%

        AAL Variable Product Balanced Portfolio                      0.00%

        AAL Variable Product Large Company Stock Portfolio           1.95%

        AAL Variable Product Small Company Stock Portfolio           0.00%

As of April 14, 1997, the Variable Account owned of record the percentages of each Portfolio's outstanding shares as shown below. The Variable Account is located at 4321 North Ballard Road, Appleton, Wisconsin 54919. Certificate Owners may be deemed to beneficially own shares of one or more of the Portfolios, to the extent that they are given the right to provide voting instructions with regard to shares of those Portfolios. To the knowledge of the Fund, no Certificate Owner beneficially owns five percent or more of any Portfolio.

        AAL Variable Product Money Market Portfolio                  100.0%

        AAL Variable Product Bond Portfolio                          74.10%

        AAL Variable Product Balanced Portfolio                      100.0%

        AAL Variable Product Large Company Stock Portfolio           100.0%

        AAL Variable Product Small Company Stock Portfolio           98.95%


As of April 14, 1997, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of any Portfolio.


PORTFOLIO TRANSACTIONS

For more information, please refer to "MANAGEMENT OF THE FUND - - Portfolio Transactions," in the prospectus, which is incorporated herein by reference.

The Adviser directs the placement or orders for the purchase and sale of the Funds' portfolio securities.

The costs of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions. Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.

For securities traded primarily in the over-the-counter market, the dealers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the Adviser seeks the best combination of price and execution.

In determining which brokers and dealers provide best price and execution, the Adviser looks primarily to the price quoted by the broker or dealer, and normally places orders with the broker or dealer through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Portfolio, the Adviser will consider all factors deemed relevant, including the breadth or the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Assuming equal execution capabilities and price, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Adviser may consider "brokerage and research services" (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Portfolios' net asset values, and other information provided to the Fund or to the Adviser. The Adviser may also cause a Portfolio to pay to a broker who provides brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Adviser must determine, in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

Brokerage commissions paid by each of the Portfolios listed below were as follows:


                                                             June 14, 1995
                                                             (commencement of
                                                             operations) through
                                                             December 31, 1996

      AAL Variable Product Money Market Portfolio            N/A
      AAL Variable Product Bond Portfolio                    N/A
      AAL Variable Product Balanced Portfolio                $121,832
      AAL Variable Product Large Company Stock Portfolio     $80,143
      AAL Variable Product Small Company Stock Portfolio     $45,929


Certain of the Portfolios acquired securities of their regular brokers or dealers, or their parents, during the period from January 1, 1996 through Decmber 31, 1996. As of December 31, 1996, the market value of each Portfolio's aggregate holdings of each broker's securities was as follows:

AAL Variable Product Money Market Portfolio:

Broker                              Market Value
------                              ------------
Merrill Lynch & Co.                 $299,067 (commercial paper)
C.S. First Boston                   $489,984 (commercial paper)




AAL Variable Product Balanced Portfolio:

Broker                              Market Value
------                              ------------
Merrill Lynch & Co.                 $163,000 (common stock)
                                    $3,320,087 (commercial paper)
C.S. First Boston                   $482,478 (commercial paper)





AAL Variable Product Large Company Stock Portfolio:

Broker                              Market Value
------                              ------------

Merrill Lynch & Co.                 $285,250 (common stock)
Merrill Lynch & Co.                 $975,095 (commercial paper)




AAL Variable Product Small Company Stock Portfolio:

Broker                              Market Value
------                              ------------
Merrill Lynch & Co.                 $521,615 (commercial paper)

DIVIDENDS AND DISTRIBUTIONS Each of the Portfolios' dividends from net investment income together with distributions of short-term capital gains (collectively "income dividends") are taxable as ordinary income to AAL as sole shareholder, whether reinvested in additional shares or paid in cash. Any long-term capital gains ("capital gain distributions") distributed to shareholders are treated as such by the shareholder, whether received in cash or in additional shares, regardless of the length of time a shareholder has owned the shares. All of the Portfolios intend to distribute all their net investment income and net realized long-term capital gains. The AAL Variable Product Small Company Stock, Large Company Stock, Bond and Balanced Portfolios expect to pay any income dividends monthly. The AAL Variable Product Money Market Portfolio will accrue income dividends daily and expects to pay these dividends daily. All of the Portfolios expect to distribute long-term capital gains, if any, annually.


The fact that dividends and distributions may be taxable to AAL as sole shareholder does not necessarily imply a tax consequence to the Owner. For information regarding tax consequences to Owners, please refer to "FEDERAL TAX STATUS" in the Certificate prospectus.

CALCULATION OF YIELD AND TOTAL RETURN

From time to time the Fund may advertise yield and total return for various periods of investment. Such advertisements will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Performance information should be considered in light of the particular Portfolio's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable periods and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information and the impact of taxes on alternative investments, when comparing a particular Portfolio's performance to any performance data published for alternative investments.

Standardized Performance Information

Average Annual Total Return. For each of the Portfolios, except the AAL Variable Product Money Market Portfolio, standardized average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods (or, in the case of a start-up Fund such as this, the portion thereof during which the Fund has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                  P (1 + T)n =  ERV

Where:

         P        =        A hypothetical $1,000 initial payment;
         T        =        Average annual total return;
         n        =        Number of years;
         ERV      =        Ending  redeemable  value of a hypothetical  $1,000
                           payment made at the beginning of the 1, 5 and 10 year periods (or fractional portion thereof).


For the period from June 14, 1995 (commencement of operations) through December 31, 1996, the average annual total return* for each Portfolio was as follows:

                                                               Average Annual
     Portfolio                                                 Total Return*

     AAL Variable Product Money Market Portfoio                5.34%
     AAL Variable Product Bond Portfolio                       5.77%
     AAL Variable Product Balanced Portfolio                   16.47%
     AAL Variable Product Large Company Stock Portfolio        25.68%
     AAL Variable Product Small Company Stock Portfolio        18.93%

For the period from January 1, 1996 through December 31, 1996, the average annual total return* for each Portfolio was as follows:

                                                               Average Annual
     Portfolio                                                 Total Return*

     AAL Variable Product Money Market Portfolio               5.23%
     AAL Variable Product Bond Portfolio                       3.10%
     AAL Variable Product Balanced Portfolio                   13.65 %
     AAL Variable Product Large Company Stock Portfolio        22.47%
     AAL Variable Product Small Company Stock Portfolio        18.19%

* The total return figures provided for each Portfolio (except for the Money Market Portfolio) are provided on an annualized basis, for the period indicated. Additionally, these values reflect the deduction of a .35% annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on 30 days notice, these total returns would have been lower.



Current  Yield.  Current yield  quotations  for the  Portfolios,  except the AAL
Variable Product Money Market Portfolio, are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


              Yield =  2[(((a-b)/cd)+1)^6-1]


     a =     Dividends and interest earned during the period;
     b =     Expenses accrued for the period (net of reimbursements);
     c =     The average daily number of shares outstanding during the
             period that were entitled to receive dividends; and
     d =     The maximum offering price per share on the last day of the period.

For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage-backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on common and preferred stocks is determined by using the stated annual dividend rate applied over the performance period.

For the one-month period ended December 31, 1996, the current yield for the AAL Variable Product Bond Portfolio was 6.18% and for the AAL Variable Product Balanced Portfolio was 3.71%.


Calculation of Yield -- AAL Variable Product Money Market Portfolio

The AAL Variable Product Money Market Portfolio may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the net change in account value for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes.

The yields then are computed as follows:

     Current Yield  =        Net Change in Account Value      365
                           ( --------------------------- ) X (---)
                             Beginning Account Value           7


                                                               365/7
     Effective Yield =            Net Change in Account Value
                           [( 1 + --------------------------- )      ] - 1
                                  Beginning Account Value


In addition to fluctuations reflecting changes in net income of the Portfolio resulting from changes in income earned on its portfolio securities and in its expenses, the Portfolio's yield also would be affected if the Portfolio were to restrict or supplement its dividends in order to maintain its NAV at $1.00 per share. See "PURCHASES AND REDEMPTIONS--The AAL Variable Product Money Market Portfolio--Amortized Cost Valuation." Portfolio changes resulting from net purchases or net redemptions of Portfolio shares may affect yield. Accordingly, the Portfolio's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Portfolio's yield is not guaranteed, nor is its principal insured; however, the Portfolio will attempt to maintain its NAV per share at $1.00.


For the seven days ended December 31, 1996, the Current and Effective  Yields of
the  AAL  Variable   Product  Money  Market  Portfolio  were  5.14%  and  5.27%, respectively.


Other Performance Information

All of the Portfolios may, from time to time, include in their advertisements, total return quotations computed for a time period, or by a method which differs from the computations described in the foregoing section. Calculations of the growth of an investment, at various assumed interest rates and compounding, may be used to show the effect of the length of time, interest rate and/or tax deferral on an investment.

Comparison of the Portfolio's yield with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should consider differences between the Portfolio and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of taxes on alternative investments.

The Portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form, or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The Portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of an Owner.

PRICING CONSIDERATIONS

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes, certain preferred stocks, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Directors, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Generally, trading in U.S. government securities and other fixed income securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the NAV of a Portfolio's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Portfolio's NAV. If events materially affecting the value of the Fund's securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Directors.

GENERAL

The Fund's Articles and Bylaws permit its Directors to issue up to 2 billion shares of common stock on a full or fractional share basis, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Portfolio. Each share represents an interest in a Portfolio proportionately equal to the interest of each other share. If the Fund were to liquidate, all shareholders of a Portfolio would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board may create additional classes of shares which may differ from each other only as to dividends or, as is the case with the Portfolios, have separate assets and liabilities (in which case any such class would have a designation including the word "series").

Income and operating expenses are generally allocated to the Portfolio in which the related assets are held. In the event that there are any assets, income, liabilities, or expenses which are not readily identifiable as belonging to any particular Portfolio, the Directors will allocate them among any one or more of the Portfolios in such manner and on such basis as the Directors, in their sole discretion, deem fair and equitable.

APPENDIX: SECURITY RATINGS

Ratings in General

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, the  Adviser  believes  that the  quality  of debt  securities  in which the AAL
Variable Product Money Market, Bond, and Balanced Portfolios invest should be periodically reviewed and individual analysts give different weight to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's, S&P and Duff & Phelps:

CORPORATE BOND RATINGS

Ratings by Moody's

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Moody's applies numerical modifiers "l," "2," and "3" to the Aa, A and Baa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Ratings by Standard & Poor's

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

Ratings by Duff & Phelps

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A -- Good quality investment grade securities. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB -- Below average protection factors but still considered sufficient for institutional investment. Considerable variability risk during economic cycles.

The Duff & Phelps ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

COMMERCIAL PAPER RATINGS

Ratings by Moody's

Moody's commercial paper ratings are opinions of the ability to repay punctually the obligations. Moody's employs the following three investment grade designations to indicate the relative repayment capacity of the rated issuers:
Prime 1 (Highest Quality); Prime 2 (Higher Quality); Prime 3 (High Quality).

The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of any parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the relative repayment capacity of the issuer is rated Prime-1 (Highest Quality), Prime-2 (Higher Quality), or Prime-3 (High Quality). The Portfolios will not invest in commercial paper rated Prime-3.

Ratings by S & P

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1," "2," and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-l" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1.
The Portfolios will not invest in commercial paper rated A-3.

Ratings by Duff & Phelps

Category 1:       Top Grade

  Duff 1  plus:   Highest  certainty  of  timely  payment.  Short-term
                  liquidity,  including  internal operating factors and/or ready
                  access  to   alternative   sources   of  funds,   is   clearly
                  outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supportedby strong fundamental protection factors. Risk factors are minor.

  Duff 1 minus:   High certainty of timely payment.  Liquidity factors
                  are strong and supported by good fundamental protection factors. Risk factors are very small.

Category 2:       Good Grade

  Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FINANCIAL STATEMENTS

The financial statements of the Fund for the period January 1, 1996 through December 31, 1996, and the report of the Fund's independent auditors thereon, previously filed and available upon request without charge, are incorporated by reference into this SAI.

PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a) Financial Statements:

Part A. The audited financial highlights of the AAL Variable Product Series Fund, Inc. ("Fund" or "Registrant") are included in Part A of this Registration Statement.

Part B. The audited financial statements for the Fund for year ended December 31, 1996 are incorporated into Part B of this Registration Statement. The financial statements included in Part B are:

       Schedules of Investments as of December 31, 1996
       Statement of Assets and Liabilities as of December 31, 1996
       Statement of Operations for the year ended Decmeber 31, 1996
       Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995
       Notes to Financial Statements
       Financial Highlights
       Report of Independent Auditors


(b)    Exhibits:

     (1)       Articles of Incorporation of the Fund

     (2)       ByLaws of the Fund

     (5)(a)    Investment Advisory Agreement by and between the Fund and AAL

     (6) Participation Agreement by and between AAL, on its own behalf and on behalf of AAL Variable Account I, and the Fund

     (8)(b)    Custodian Agreement between the Fund and Citibank N.A.

     (9)(a)    Transfer Agency Agreement by and between the Fund and AAL

     (9)(b) Trade Name/Service Mark Licensing Agreement by and between AAL and the Fund

     (9)(c) First Amendment to the Administrative Services Agreement by and between AAL Capital Management Corporation and AAL

     (10)      Opinion and Consent of Counsel

     (11)(a)   Consent of Independent Auditors

     (11)(b)   Opinion of Counsel as to materiality of Amendment

     (13) Agreement or Understanding Providing Initial Capital (Stock Subscription Agreement

     (17) The Financial Data Schedule required to be filed pursuant to Form N-1A, Item 24(b)(17), is filed herewith as Exhibit 27, as dictated by the Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval System

     (19)      Powers of Attorney

     (27)      Financial Data Schedule


Item 25.  Persons Controlled by or under Common Control with Registrant

AAL may be deemed to control the Bond Portfolio of the Fund. In response to this item, the information set forth in Item 26 of Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of AAL Variable Annuity Account 1, being filed simultaneously herewith, is hereby incorporated by reference.

Item 26.  Number of Holders of Securities.

As of December 31, 1996, the Fund had the following number of shareholders of record:

Title of Class                                   Number of Record Holders
--------------                                   ------------------------
Large Company Stock Portfolio                               2
Small Company Stock Portfolio                               2
Bond Portfolio                                              2
Balanced Portfolio                                          2
Money Market Portfolio                                      2

Item 27.  Indemnification.

Section E, subsection (viii) of Article SEVENTH of Registrant's Articles of Incorporation states as follows:

       "(E) (viii) Indemnification and Limitation of Liability. To the fullest extent permitted by Maryland and Federal law, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or the holders of shares of its series or classes for money damages and each Director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any Director or officer of the Corporation against any liability to the Corporation or the holders of shares of its series or classes to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office."

Moreover, Article X of the By-Laws further provides:

       "Section 10.01. Indemnification: The Corporation shall indemnify any individual ("Indemnitee") who is a present or former Director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses, as provided below, shall be made in accordance with the procedures set forth in the Maryland General Corporation Law. [MGCL, Section 2-418(b)]

       Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as "Disabling Conduct"). [Investment Company Act, Section 17(h)]

       Anything  in  this  Article  X  to  the  contrary   notwithstanding,   no
indemnification shall be made by the Corporation to any Indemnitee unless:

       (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

       (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Corporation as defined in
                   Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)  an independent legal counsel in a Written opinion. [MGCL,
                   Section 2-418(e)]

       Section 10.02. Advance Payment of Expenses: The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. [MGCL, Section 2-418(f)]

       Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon receipt of: (a) a written affirmation by the Indemnitee of his good faith that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met and (b) a written undertaking by such Indemnitee to repay the advance if it is ultimately determined that such standard of conduct has not been met, and if one of the following conditions is met:

       (a)   the Indemnitee provides a security for his undertaking; or

       (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

       (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i) a majority of a quorum of Directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)  an independent legal counsel in a written opinion.

       Section 10.03. Insurance of Officers,  Directors,  Employees, and Agents:
To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability assessed against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability. [MGCL,
Section 2-418(k)]

       Pursuant to a resolution, dated February 7, 1996, the Board of Directors of AAL resolved that AAL would indemnify the Fund in an amount not to exceed the total sum of five million dollars ($5,000,000), in the event the Fund advances or indemnifies the expenses of any officer or director of the Fund for defense litigation costs, or if the Fund incurs or pays any expenses, judgments, fines or settlements incurred by a director or officer of the Fund for any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative. However, in no event would AAL provide indemnification for any director's or officer's liability which arises from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's position.

       Section 2(d) of the Investment Advisory Agreement between AAL and the Fund, filed as Exhibit 5 to this Registration Statement, provides that the Fund will indemnify the Adviser (and its officers, directors, agents, employees and controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Advisers' conduct under the Agreement, to the extent permitted under the Fund's Articles and By-Laws and applicable law; provided that said indemnity does not extend to liabilities resulting from the indemnitee's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Agreement.

       Pursuant to Section 7.1 of the Participation Agreement, filed as Exhibit 6 to this Registration Statement, AAL agrees to indemnify the Fund and its directors, officers and controlling persons against certain liabilities. Pursuant to Section 7.2 of said Participation Agreement, the Fund agrees to indemnify AAL and its directors, officers, employees and control persons, some of whom are also directors, officers or affiliated persons of the Fund, against certain liabilities. Section 7.1 and 7.2 are incorporated by reference into this response to Item 27.

       Section 14 of the Transfer Agency Agreement between AAL and Fund, filed as Exhibit 9(a) to this Registration Statement, provides, in part, that the Fund shall indemnify AAL from loss resulting from any claim in connection with the performance of the duties under the Agreement; provided, however, that the indemnification shall not apply to AAL's actions or omissions in cases of AAL's gross negligence, bad faith or willful misfeasance in the performance of its duties, or that of AAL's officers, agents and employees in the performance of the Agreement.

       Section 8 of the Administrative Services Agreement, filed as Exhibit 9(c) to this Registration Statement, provides, in part, that AAL Capital Management Corporation ("AALCMC") (and its officers, directors, employees, and any person performing certain functions on behalf of the Fund at the direction or request of AALCMC) shall not be liable for any error of judgment, mistake of law, or loss suffered by AAL or the Fund, in connection with matters to which the Administrative Services Agreement relates, except for loss resulting from willful misfeasance, bad faith, or negligence in the performance of the duties on behalf of AAL or the Fund, or from reckless disregard of the duties under the Administrative Services Agreement.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of registrant pursuant to the foregoing provisions, or otherwise, registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, officer or controlling person of registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

Aid Association for Lutherans (the "Adviser") is the investment adviser of the Registrant. Information as to the business, profession, vocation or employment of a substantial nature of the Adviser and its directors and officers is provided in Registrant's Statement of Additional Information, and the Form ADV filed by the Adviser under the Investment Advisers Act of 1940, both of which are hereby incorporated by reference.

Item 29.  Principal Underwriters.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

Item 30.  Location of Accounts and Records.

The accounts, books and other documents required to be maintained by registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant and Registrant's Custodian, as follows: the documents required to be maintained by paragraphs
(4),  (5),  (6),  (7), (9), (10) and (11) of Rule 31a-l(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian.

Item 31.  Management Services.

Not applicable.

Item 32.  Undertakings.

(a)    Not applicable.

(b)    Not applicable.

(c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of Registrant's most recent annual report to shareholders.

SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Appleton and State of Wisconsin, on the 17th day of April, 1997.

                                          AAL VARIABLE PRODUCT SERIES FUND, INC.



                                          By:   /s/ Steven A. Weber
                                          Steven A. Weber
                                          President

       Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



/s/ Steven A. Weber            President                          April 17, 1997
Steven A. Weber                (Principal Executive Officer)




/s/ Carl J. Rudolph            Treasurer                          April 17, 1997
Carl J. Rudolph                (Principal Accounting
                               Financial Officer)


All of the Board of Directors:

       Gregory F. Campbell         Ronald G. Anderson
       Richard L. Gady             John O. Gilbert
       D. W. Russler               Steven A. Weber
       Lawrence M. Woods



Steven A. Weber by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named Directors of AAL Variable Product Series Fund, Inc. pursuant to the powers of attorney duly executed by such persons.


/s/ Steven A. Weber                             April 17, 1997
------------------------------
Steven A. Weber

                     AAL VARIABLE PRODUCT SERIES FUND, INC.


                               INDEX TO EXHIBITS


     Exhibit
     Number:   Exhibit

     (1)       Articles of Incorporation of the Fund

     (2)       ByLaws of the Fund

     (5)(a)    Investment Advisory Agreement by and between the Fund and AAL

     (6) Participation Agreement by and between AAL, on its own behalf and on behalf of AAL Variable Account I, and the Fund

     (8)(b)    Custodian Agreement between the Fund and Citibank N.A.

     (9)(a)    Transfer Agency Agreement by and between the Fund and AAL

     (9)(b) Trade Name/Service Mark Licensing Agreement by and between AAL and the Fund

     (9)(c) First Amendment to the Administrative Services Agreement by and between AAL Capital Management Corporation and AAL

     (10)      Opinion and Consent of Counsel

     (11)(a)   Consent of Independent Auditors

     (11)(b)   Opinion of Counsel as to materiality of Amendment

     (13) Agreement or Understanding Providing Initial Capital (Stock Subscription Agreement

     (17) The Financial Data Schedule required to be filed pursuant to Form N-1A, Item 24(b)(17), is filed herewith as Exhibit 27, as dictated by the Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval System

     (19)      Powers of Attorney

     (27)      Financial Data Schedule